SEVENTH AMENDMENT TO TERM LOAN AGREEMENT

     This Amendment, dated as of October 31, 2000 (this "Amendment") is entered into by and among Mynd Corporation (formerly known as Policy Management Systems Corporation), a South Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower parties hereto (the "Guarantors"), the financial institutions parties to this Agreement (together with any other financial institution that is a party to the Credit Agreement referred to below, collectively, the "Banks" and, individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                    RECITALS
                                    --------

     The Borrower, the Guarantors, the Agent and the Banks are parties to a Term Loan Agreement dated as of November 5, 1999, as amended by a First Amendment to Term Loan Agreement dated as of February 10, 2000, a Second Amendment to Term Loan Agreement dated as of March 30, 2000, a Third Amendment to Term Loan Agreement dated as of April 24, 2000, a Consent, Waiver and Amendment dated as of June 19, 2000, a Fifth Amendment to Term Loan Agreement dated as of August 10, 2000 and a Sixth Amendment to Term Loan Agreement dated as of September 29, 2000 (the "Credit Agreement") pursuant to which the Banks extended a term loan. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Borrower has requested that the Banks modify certain provisions of the Credit Agreement and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.     AMENDMENTS
       ----------
     1. Amendment to Section 5.12. Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               Minimum   Consolidated   Tangible   Net   Worth.   At  any  date,
               ------------------------------------------------
          Consolidated Tangible Net Worth will not be less than (i) $126,718,000 through November 24, 2000 and $196,718,000 on November 25, 2000 and thereafter plus on an annual basis (ii) beginning with the fiscal year beginning January 1, 1999, 50% of Consolidated Net Income, if positive. There shall be excluded from the calculation of Consolidated Tangible Net Worth (i) all acquisition related charges of intangibles and any amounts that have been expended to repurchase shares of the Borrower's common stock, in each case, since August 8, 1997 and (ii) fees and expenses paid in connection with the termination of the merger agreement with Welsh, Carson, Anderson & Stowe and accrued by the Borrower on its income statement in accordance with GAAP in an amount not to exceed $24,000,000.


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B.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

     The Borrower and the Guarantors hereby represent and warrant to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Borrower and the Guarantors of this Amendment have been duly authorized by all necessary corporate action.

C.     EFFECTIVENESS;  CONDITIONS
       --------------------------

     This Amendment will become effective as of October 31, 2000 upon execution by the Required Banks (the "Effective Date"). The Borrower shall provide to the Agent in form and substance satisfactory to the Agent, the following:

     1.     Execution  of  Counterparts  of  Amendment.  The  Agent  shall  have
            ------------------------------------------
received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors (other than Policy Management Systems Investments, Inc., whose executed counterpart shall not be required to be delivered to the Agent until November 10, 2000), the Required Banks and the Agent.

     2.     Other  Items.  The  Agent  shall  have  received  such  other
            ------------
documents, agreements or information which may be reasonably requested by the Agent.

D.     MISCELLANEOUS
       -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.


BORROWER:                              MYND  CORPORATION
                                       (formerly known as Policy Management
                                       Systems  Corporation)

                                      By: /S/  G.  Larry  Wilson
                                          ------------------------------------
                                      Title: Chief Executive Officer & President
                                          ------------------------------------


                                       GUARANTORS:
                                       MYND  CORPORATION  F/K/A  CYBERTEK
                                         CORPORATION
                                       MYND INTERNATIONAL,  LTD.
                                       MYND PARTNERS, L.P. F/K/A CYBERTEK
                                       SOLUTIONS,  L.P.
                                            By:  POLICY  MANAGEMENT
                                            SYSTEMS  CORPORATION,  its  General
                                            Partner
                                       MYND CORPORATION F/K/A DORN
                                         TECHNOLOGY  GROUP,  INC.
                                       MYND  CORPORATION  F/K/A  THE
                                         LEVERAGE  GROUP,  INC.
                                       SOFTWARE  SERVICES  HOLDING,  INC.


                                      By:  /S/  G.  Larry  Wilson
                                          ------------------------------------
                                      Title:  Director
                                          ------------------------------------


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
                                      POLICY  MANAGEMENT  SYSTEMS
                                        INVESTMENTS,  INC.


                                      By:  Elizabeth  D. Powers
                                          ------------------------------------
                                      Title:  President
                                          ------------------------------------

BANKS:                              BANK  OF  AMERICA,  N.A.


                                      By:  /S/  John  C.  Williams
                                          ------------------------------------
                                      Title:  Managing  Director
                                          ------------------------------------


                                      WACHOVIA  BANK,  N.A.


                                      By:   /S/  Rochter  H.  Watkins,  III
                                          ------------------------------------
                                      Title:   Senior  Vice  President
                                          ------------------------------------


                                      FIRST  UNION  NATIONAL  BANK


                                      By:  F.  M.  Wessinger
                                          ------------------------------------
                                      Title:  Sr.  Vice  President
                                          ------------------------------------


                                        5
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